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EXHIBIT 99.4

          QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

MARKET RISK

     The Company is exposed to various market risks, including changes in foreign currency exchange rates and interest rates. Market risk is the potential loss arising from adverse changes in market rates and prices, such as foreign currency exchange and interest rates. The Company does not enter into derivative financial instruments for trading or speculative purposes. The Company has entered into derivative financial instruments to hedge exposure to movements in the British pound/U.S. dollar exchange rate, and interest rates related to certain of its floating interest rate debt. The counterparties are major financial institutions.

FOREIGN EXCHANGE CONTRACTS

     To the extent that the Company obtains financing in U.S. dollars and incurs construction and operating costs in various other currencies, it will encounter currency exchange rate risks. At December 31, 2000, the Company had approximately $312.4 million in cash and cash equivalents denominated in foreign currencies to reduce this risk. In addition, the Company's pound sterling and Euro denominated Notes also reduce this risk. Furthermore, the Company's revenues are generated in foreign currencies while its interest and principal obligations with respect to most of the Company's existing indebtedness are payable in U.S. dollars.

     In October 2000, the Company entered into cross currency swaps to hedge exposure to movements in the British pound to U.S. dollar exchange rate. The notional amount of the cross currency swaps was L135.0 million at December 31, 2000.

INTEREST RATES

     The fair market value of long-term fixed interest rate debt and the amount of future interest payments on floating interest rate debt are subject to interest rate risk. Generally, the fair market value of fixed interest rate debt will increase as interest rates fall and decrease as interest rates rise.

     In September 2000, the Company entered into zero cost collars to hedge exposure to the floating interest rate indebtedness incurred under the Cablecom term loan facility and revolving loan facility. The notional amount of the zero cost collars was CHF 1,200.0 million at December 31, 2000.

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     The following table provides information about the Company's long-term fixed and floating interest rate debt and derivative financial instruments that are sensitive to changes in interest rates and foreign currency exchange rates.

                                         YEAR ENDING   YEAR ENDING   YEAR ENDING   YEAR ENDING   YEAR ENDING
                                          12/31/01      12/31/02      12/31/03      12/31/04      12/31/05     THEREAFTER
                                         -----------   -----------   -----------   -----------   -----------   -----------
Long-term Debt Including Current Portion
U.S. dollars
  Fixed Rate                                     --            --            --         $285.1        $808.8      $7,172.1
  Average Interest Rate                                                                 13.25%        12.09%         9.74%
U.K. pound
  Fixed Rate                                     --            --            --             --            --        L890.0
  Average Interest Rate                                                                                             10.09%
  Average Forward Exchange Rate                                                                                     1.5097
Euro
  Fixed Rate                                     --            --            --             --            --        E810.0
  Average Interest Rate                                                                                             10.10%
  Average Forward Exchange Rate                                                                                      .9717
U.K. pound
  Floating Rate                                L4.8          L4.8          L4.8          L90.0      L2,187.2            --
  Average Interest Rate                       LIBOR         LIBOR         LIBOR          LIBOR         LIBOR
                                         Plus 2.04%    plus 2.04%    plus 2.04%     plus 2.25%    plus 2.25%
  Average Forward Exchange Rate              1.4988        1.4995        1.5001         1.5009        1.5014
CHF
  Floating Rate                                  --            --            --       CHF128.8      CHF225.4    CHF2,865.8
  Average Interest Rate                                                            Swiss LIBOR   Swiss LIBOR   Swiss LIBOR
                                                                                     plus 2.5%     plus 2.5%     plus 2.5%
  Average Forward Exchange Rate                                                          .6509         .6588         .6961
Interest Rate Derivative Financial Instruments Related to Long-term Debt
Interest Rate Swaps
  Notional CHF Amount                    CHF1,200.0    CHF1,200.0    CHF1,200.0     CHF1,200.0            --            --
  Average Floor Strike Rate                   3.27%         3.27%         3.27%          3.27%
  Average Cap Strike Rate                     5.15%         5.15%         5.15%          5.15%
Currency Swap Agreements Related to Long-term Debt
Receipt of U.S. Dollars
  Notional U.K. Pound Amount                 L135.0            --            --             --            --            --
  Average Contract Rate                      1.4765

                                                      FAIR VALUE
                                           TOTAL       12/31/00
                                         ----------   ----------
Long-term Debt Including Current Portio
U.S. dollars
  Fixed Rate                               $8,266.0     $6,087.1
  Average Interest Rate
U.K. pound
  Fixed Rate                                 L890.0       L516.7
  Average Interest Rate
  Average Forward Exchange Rate
Euro
  Fixed Rate                                 E810.0       E614.4
  Average Interest Rate
  Average Forward Exchange Rate
U.K. pound
  Floating Rate                            L2,291.6     L2,291.6
  Average Interest Rate
  Average Forward Exchange Rate
CHF
  Floating Rate                          CHF3,220.0   CHF3,220.0
  Average Interest Rate
  Average Forward Exchange Rate
Interest Rate Derivative Financial Inst
Interest Rate Swaps
  Notional CHF Amount                    CHF1,200.0     CHF(11.0)
  Average Floor Strike Rate
  Average Cap Strike Rate
Currency Swap Agreements Related to Lon
Receipt of U.S. Dollars
  Notional U.K. Pound Amount                 L135.0        L(1.5)
  Average Contract Rate

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